UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): June 9, 2006

                               SCIENTIFIC ENERGY, INC.
                  (Exact name of registrant as specified in its charter)

          UTAH                      000-50559              87-0680657
(State or other jurisdiction      (Commission           (IRS Employer
  of incorporation)                File Number)        Identification No.)

                   27 Weldon Street, Jersey City, New Jersey 07306
                      (Address of principal executive offices)

     Registrant's telephone number, including area code: (201) 985-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 4.01.   Changes in Registrant's Certifying Accountant.

On June 8, 2006, in connection with a change in control of Scientific Energy, Inc. (the "Company"), as the Company reported on a Form 8-K filed on April 20, 2006, the Company dismissed Robison, Hill & Co. and engaged Child, Van Wagoner & Bradshaw, PLLC, as the Company's principal accountants for the Company's fiscal year ending December 31, 2006 and the interim periods for 2006. The decision to change principal accountants was approved by the Company's Board of Directors.

None of the reports of Robison, Hill & Co. on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements between the Company and Robison, Hill & Co., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Robison, Hill & Co., would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, Robison, Hill & Co. has not advised the Company that:

   1) internal controls necessary to develop reliable financial statements did not exist; or

   2) information has come to the attention of Robison, Hill & Co. which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

   3) the scope of the audit should be expanded significantly, or information has come to the attention of Robison, Hill & Co. that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued covering the fiscal year ended December 31, 2005.

Prior to its engagement, neither the Company nor anyone on behalf of the Company had previously consulted with Child, Van Wagoner & Bradshaw, PLLC in any matter regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; and neither was a written report nor oral advice provided to the Company that Robison, Hill & Co. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issued; or (iii) any matter that was either the subject matter of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B, respectively, between the Company and Robison, Hill & Co. as there were no such disagreements, or any other reportable event as defined in Item 304(a)(1)(iv) of Regulation S-B.

The Company has provided Robison, Hill & Co. with a copy of the above statements under Item 4.01 of the Form 8-K. The Company has requested that Robison, Hill
& Co. furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the aspects in which it does not agree. We will submit the letter from Robison, Hill & Co. within two business days upon receipt thereof as an exhibit to an 8-K amendment.



                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             SCIENTIFIC ENERGY, INC.



Date: June 9, 2006        By: /s/ Stanley Chan
                              ----------------------------------------
                              Stanley Chan, President, CEO and Director